UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 6, 2006
IDENIX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Hampshire Street	02139
Cambridge, MA
(Address of principal executive offices)	(Zip Code)
(617) 995-9800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED DECEMBER 7, 2006

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On December 6, 2006, upon recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Idenix Pharmaceuticals, Inc. (“Idenix”), the Board elected Norman C. Payson, MD, as a director, to hold office until his successor is duly elected and qualified, or until his earlier resignation or removal. Mr. Payson was also appointed to the Compliance Committee of the Board and may become a member of other committees of the Board in the future.
In connection with his election to the Board, and in accordance with the Idenix director compensation policy, on December 6, 2006 the Compensation Committee of the Board granted to Mr. Payson two nonqualified stock options under the Corporation’s 2005 Stock Incentive Plan to purchase an aggregate of 25,000 shares of Idenix common stock at an exercise price of $9.52 per share, representing the average of the NASDAQ open price and the NASDAQ close price on the NASDAQ National Market on the date of grant. Of these options, 15,000 options represent the initial grant to a newly appointed director and vest monthly over a 24 month period, and 10,000 options represent the pro rated portion of the annual 20,000 option grant to all directors of the Corporation and vest on a monthly basis over a six month period, pro rated from 12 months.
In accordance with the Idenix director compensation policy, Mr. Payson will also be entitled to receive a $30,000 annual cash retainer for his service on the Board and an additional $2,000 for each board meeting attended and $1,000 for each meeting of the Compliance Committee attended.
The Idenix director compensation policy has been filed with the Securities and Exchange Commission as exhibit 10.2 to Idenix’s Quarterly Report on Form 10Q for the quarterly period ending March 31, 2006. The Idenix 2005 Stock Incentive Plan has been filed with the Securities and Exchange Commission as exhibit 10.4 to Idenix’s Current Report on Form 8-K filed on June 13, 2005.
On December 7, 2006, Idenix issued a press release announcing the election of Mr. Payson to the Board. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1	Press release, dated December 7, 2006, issued by Idenix Pharmaceuticals, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

IDENIX PHARMACEUTICALS, INC.

Date: December 7, 2006	By:	/s/ David A. Arkowitz

David A. Arkowitz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 7, 2006, issued by Idenix Pharmaceuticals, Inc.